Long-Term Debt, net	12 Months Ended
Dec. 31, 2024
Long-Term Debt, net
Long-Term Debt, net

10. Long-Term Debt, net

Long-term debt consisted of the following (in thousands):

	Balance as of	Balance as of
Credit Facility	December 31, 2024	December 31, 2023
BNP Paribas/Credit Agricole $130 mil. Facility	$86,200	$100,000
Alpha Bank $55.25 mil. Facility	40,250	47,750
Syndicated $450.0 mil. Facility	355,330	—
Citibank $382.5 mil. Revolving Credit Facility	—	—
Senior unsecured notes	262,766	262,766
Total long-term debt	$744,546	$410,516
Less: Deferred finance costs, net	(9,763)	(6,342)
Less: Current portion	(35,220)	(21,300)
Total long-term debt net of current portion and deferred finance cost	$699,563	$382,874

10. Long-Term Debt, net (Continued)

In March 2024, the Company entered into a syndicated loan facility agreement of up to $450 million (the “Syndicated $450.0 mil. Facility”), which is secured by 8 of the Company’s container vessels under construction and newbuilds. The Company drew down $362.0 million related to 6 of these vessels delivered to the Company as of December 31, 2024. This facility is repayable in quarterly instalments up to December 2030. The facility bears interest at SOFR plus a margin of 1.85%.

In May 2022, the Company early extinguished $270.0 million of the outstanding Natwest loan principal of the Citibank/Natwest $815 mil. Facility, which reduced the future quarterly instalments of the remaining Citibank facility to $12.9 million and the balloon payment at maturity was reduced to $309.0 million. Additionally, the reference to LIBOR was replaced with daily non-cumulative compounded secured overnight financing rate administered and published by the Federal Reserve Bank of New York (“SOFR”) plus credit spread adjustment. In May 2022, the Company also early repaid in full the outstanding leaseback obligation to Oriental Fleet related to the vessels CMA CGM Melisande, CMA CGM Attila, CMA CGM Tancredi, CMA CGM Bianca and CMA CGM Samson. In the second quarter of 2022, the Company also early extinguished (i) $43.0 million loan outstanding with Macquarie Bank (ii) $20.6 million loan outstanding with Eurobank and (iii) $9.8 million loan outstanding with SinoPac.

In June 2022, the Company drew down $130.0 million of senior secured term loan facility from BNP Paribas and Credit Agricole, which is secured by six 5,466 TEU sister vessels acquired in 2021. This facility is repayable in eight quarterly instalments of $5.0 million, twelve quarterly instalments of $1.9 million together with a balloon payment of $67.2 million payable over five-year term. The facility bears interest at SOFR plus a margin of 2.16% as adjusted by the sustainability margin adjustment.

In December 2022, the Company early extinguished the remaining $437.75 million of the Citibank/Natwest $815 mil. Facility and replaced it with Citibank of up to $382.5 mil. Revolving Credit Facility, out of which nil was drawn down as of December 31, 2024 and 2023, and with Alpha Bank $55.25 mil. Facility, which was drawn down in full and outstanding as of December 31, 2024 and 2023. Citibank $382.5 mil. Revolving Credit Facility is reducing and repayable over 5 years in 20 quarterly reductions of $11.25 million each together with a final reduction of $157.5 million at maturity in December 2027. This facility bears interest at SOFR plus a margin of 2.0% and commitment fee of 0.8% on any undrawn amount and is secured by sixteen of the Company’s vessels. Alpha Bank $55.25 mil. Facility is repayable over 5 years with 20 consecutive quarterly instalments of $1.875 million each, together with a balloon payment of $17.75 million at maturity in December 2027. This facility bears interest at SOFR plus a margin of 2.3% and is secured by two of the Company’s vessels.

In May 2023, the Company early repaid in full the outstanding leaseback obligation to Oriental Fleet related to the vessels Hyundai Honour and Hyundai Respect.

The above debt extinguishments resulted in a total net loss on debt extinguishment of $2.3 million in the year ended December 31, 2023, net gain on debt extinguishment of $4.4 million in the year ended December 31, 2022, compared to no such gain in the year ended December 31, 2024. The Company incurred interest expense amounting to $45.3 million, out of which $21.5 million was capitalized in the year ended December 31, 2024, $35.7 million (including interest on leaseback obligations), out of which $17.4 million was capitalized in the year ended December 31, 2023 and $55.7 million of interest expense incurred (including interest on leaseback obligations), out of which $5.0 million was capitalized in the year ended December 31, 2022. Total interest paid, net of amounts capitalized (including interest on leaseback obligations) during the years ended December 31, 2024, 2023 and 2022 amounted to $21.6 million, $18.1 million and $54.0 million, respectively. The weighted average interest rate on long-term borrowings (including leaseback obligations) for the years ended December 31, 2024, 2023 and 2022 was 7.7%, 7.8% and 5.3%, respectively. As of December 31, 2024, there was a $292.5 million remaining borrowing availability under the Company’s Citibank $382.5 mil. Revolving Credit Facility and $88.0 million under our Syndicated $450.0 million Facility.

Alpha Bank $55.25 mil. Facility, Citibank $382.5 mil. Revolving Credit Facility and Syndicated $450.0 million Facility contain a requirement to maintain minimum fair market value of collateral vessels to loan value coverage of 120% and the BNP Paribas/Credit Agricole $130 mil. Facility of 125%. Additionally, these facilities require to maintain the following financial covenants:

(i)	minimum liquidity of $30.0 million;
(ii)	maximum consolidated debt (less cash and cash equivalents) to consolidated EBITDA ratio of 6.5x; and
(iii)	minimum consolidated EBITDA to net interest expense ratio of 2.5x.

10. Long-Term Debt, net (Continued)

Each of the credit facilities are collateralized by first preferred mortgages over the vessels financed, general assignment of all hire freights, income and earnings, the assignment of their insurance policies, as well as any proceeds from the sale of mortgaged vessels, stock pledges and benefits from corporate guarantees (as noted below, the Company’s senior unsecured notes are not collateralized). The Company was in compliance with the financial covenants contained in the credit facilities agreements as of December 31, 2024 and December 31, 2023. Thirty of the Company’s vessels having a net carrying value of $2,035.5 million as of December 31, 2024, were subject to first preferred mortgages as collateral to the Company’s credit facilities.

On February 11, 2021, the Company issued in a private placement, $300.0 million aggregate principal amount of senior unsecured notes, which bear interest at a fixed rate of 8.50% per annum and mature on March 1, 2028. At any time on or after March 1, 2025 and March 1, 2026 the Company may elect to redeem all or any portion of the notes, respectively, at a price equal to 102.125% and 100%, respectively, of the principal amount being redeemed. In December 2022, the Company repurchased $37.2 million aggregate principal amount of its unsecured senior notes in a privately negotiated transaction. Interest payments on the notes are payable semi-annually commencing on September 1, 2021. $9.0 million of bond issuance costs were deferred over the life of the bond and recognized through the effective interest method. The senior unsecured notes are not secured by mortgages on any vessels or any other collateral.

Principal Payments

The scheduled debt maturities of long-term debt subsequent to December 31, 2024 are as follows (in thousands):

Principal
Payments due by year ending	repayments
December 31, 2025	35,220
December 31, 2026	35,220
December 31, 2027	116,370
December 31, 2028	282,886
December 31, 2029	274,850
Total long-term debt	$744,546